                                                                   EXHIBIT 10.19

                                AMENDMENT NO. 1

                                       TO

                      NON-QUALIFIED STOCK OPTION AGREEMENT

     This Amendment (this "Amendment") to that certain Non-Qualified Stock Option Agreement (the "Option Agreement"), effective as of October 1, 1998, by and between ClientLogic Holding Corporation (formerly known as CustomerONE Holding Corporation) (the "Company") and Mark R. Briggs (the "Optionee"), is made and entered into as of August 10, 1999, by and between the Company and the Optionee.

                                    RECITALS

     WHEREAS, the Company and Optionee have heretofore entered into the Option Agreement; and

     WHEREAS, the Company and the Optionee wish to amend the Option Agreement as more fully set forth in this Amendment;

     NOW, THEREFORE, the parties agree to amend the Option Agreement as follows:

1.  Section 2(e).

     Section 2(e) of the Option Agreement is hereby amended and restated to read, in its entirety, as follows:

          (e) For purposes hereof, a "Liquidity Event" shall mean the first to occur of any of the following:

               (i) any sale of all or substantially all of the assets of the Company and its operating subsidiaries taken as a whole (for purposes hereof, the "Portfolio Company") in an arm's-length transaction;

               (ii)   the liquidation or winding up of the Portfolio Company;

               (iii) an initial public offering of the common shares or other equity securities of the Portfolio Company by way of prospectus, registration statement or similar document where, or in connection with which, such shares or securities are to become listed and posted for trading or quoted on at least one of (1) the Toronto Stock Exchange, (2) the Montreal Exchange, (3) the New York Stock Exchange, (4) the American Stock Exchange or (5) the National Market of the National Association of Securities Dealers Automated Quotation System, together with any such other stock exchange or exchanges as may be approved by the Board; or

                    (iv) a sale of all or substantially all of the shares of
               the Portfolio Company owned, directly or indirectly, by LLC2 (including any affiliate of LLC2) in an arm's-length transaction.





           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     In witness whereof, the parties have caused this Amendment to be executed as of the date first set forth above.



                                        CLIENTLOGIC HOLDING CORPORATION

                                        By: /s/ GENE MORPHIS
                                           ----------------------------------
                                        Name: Gene Morphis
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        MARK BRIGGS
                                        /S/ MARK BRIGGS
                                        -------------------------------------